

UNIGENE

A leader in the design, delivery, manufacture and development of peptide-based therapeutics

June 5, 2012

Corporate Review

Ticker: UGNE.OB

www.unigene.com

Safe Harbor Statement

Safe Harbor statements under the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based upon Unigene Laboratories, Inc.'s management's current expectations, estimates, beliefs, assumptions, and projections about Unigene's business and industry. Words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "potential," "continue," and variations of these words (or negatives of these words) or similar expressions, are intended to identify forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Therefore, our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various risk factors. These risks and uncertainties include the risks associated with the effect of changing economic conditions, trends in the products markets, variations in Unigene's cash flow, market acceptance risks, technical development risks and other risk factors detailed in Unigene's Securities and Exchange Commission filings.

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Today's Agenda

- Review of Founders' Debt Settlement
- Financial Snapshot
- Therapeutics Strategic Business Unit Update
  - Including review of recently announced new UGP281 data
- Biotechnologies Strategic Business Unit Update
- Near-term Key Catalysts
- Q&A

1/3 of $67MM Outstanding Debt Eliminated!

- Priority remains second phase of our strategic intent
  - Increase cash runway in near-term by prudent cash conservancy and incremental revenue generation
  - Retire debt and selectively invest in the advancement of existing core development programs and technologies
  - Maximize shareholder value by exploiting the full potential of the Peptelligence™ platform
- Founders' settlement agreement represents a significant step forward in addressing balance sheet
- Our focus now turns to restructuring VPC debt
- Successful outcome will allow us to focus exclusively on operational excellence and final phase of intent

Founder's Settlement Overview

- $22.4MM book value to be settled for $8MM cash and 5,000,000 shares
  - $150,000 paid on May 30, 2012
  - $150,000 to be paid on June 29, 2012
- Remaining $7.7MM due September 30, 2012
- VPC can provide backstop to pay remaining $7.7MM
- VPC provides temporary relief from default provisions to facilitate continuing turnaround and debt restructuring

Financial Snapshot

Balance Sheet

($000's)

	As reported 3/31/12		Pro Forma Adjustment		After Pro Forma Adjustment
Cash	$ 3,729		$ (500)	2	$ 3,229
Debt	$ (66,505)	1	$ 14,414	3	$ (52,091)
Total Stockholder's deficit	$ 60,755		$ (13,914)		$46,841

Current cash projections expected to fund operations through end of 2012

1. *Subordinated (non-convertible debt) of $22.4M & Senior Convertible Debt (@ $0.70) of $44.1M*
2. *Net of debt settlement and expenses related to the transaction assumes $8M cash raised*
3. *Settlement of Subordinated debt of $22.4M and additional raise of $8M*

unigene

Unigene Therapeutics
Review



Building Significant Momentum with Proprietary Programs

Oral Calcitonin: Osteoporosis

- Licensee Tarsa preparing NDA submission
- Completing Ph2 POC trial in osteopenia; 4 times the size of osteoporosis market
- Tarsa exploring multiple strategic options
- Significant non-dilutive funding potential

Oral PTH: Osteoporosis

- Active partnering discussions underway
- Expect to announce partner before year end
- Full Ph2 data to be reported Q2/Q3 2012

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Building Significant Momentum with Proprietary Programs

50:50 JDV with Nordic Bioscience: Type 2 Diabetes

- Intensive in vitro/in vivo analog screening activities ongoing
- Selection of lead molecule for T2D indication imminent
- Preclinical results for lead molecule expected H2 2012

UGP281: Morbid Obesity

- IND preparations underway
- Ph1 clinical testing to commence H1 2013
- **New data emphasizes potency and efficacy in dogs**

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UGP281 Demonstrates Robust Effects on Food Consumption



24 Hour Food Consumption (% Day -1) in Dogs
24 Hour Food Consumption (% Day -1)
200
175
150
125
100
75
50
25
0
1
2
3
4
5
6
7
Study Day
Placebo
15mcg/kg
150mcg/kg
500mcg/kg

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UGP281 Demonstrates Significant Reduction in Body Weight


Body Weight Change (% Day -1) in Dogs
Body Weight (% Day -1)
110
105
100
95
90
85
80
Study Day
1
2
3
4
5
6
7
Placebo
15mcg/kg
150mcg/kg
500mcg/kg

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unigene

Applied Peptelligence

Unigene Biotechnologies
Review



Definitive License Agreement Anticipated H2 2012

Partner	Proposal	MSA	Rat Study	Dog Study	Contract	Phase 1	Phase 2	Phase 3
Cara - Neuropathic Pain	Positive Ph1 results – 16% Bioavailability							
Stealth Peptides Ischemia Reperfusion Injury	Ph1 study expected to commence 2H12							
#3 - Genitourinary Disorders								
#4 - Metabolic/Genetic Disorders								
#5 - Metabolic/Genetic Disorders								
#6 - Pain Management								
#7 - Genitourinary Disorders								
#8 - Metabolic /Genetic Disorders								
#9 - Metabolic Disorders								
#10 - Metabolic Disorders								
#11 - Oncology								
#12 - Cardiovascular								
#13 - Metabolic Disorders								
#14 - Respiratory								
#15 - Genetic Disorders								
#16 - Central Nervous System								

Partnering Expectations

(Typical Non-exclusive Arrangements)

- Feasibility Study Agreement
- CTM Supply Agreement
- Development License Agreement
- Up Front Payment ($2 - $6 MM)
- Clinical and Regulatory Milestones ($25-75 MM)
- Royalties (5%-15%)

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Applied Peptelligence

Unigene Corporate



Management's Turnaround Scorecard

✓	Launched a targeted growth strategy with two distinct value creation engines
✓	Extended the cash runway by 2 years without additional financing/debt
✓	Transformed BD/partnering to a core competence; 10 feasibility studies
✓	Validated oral delivery technology platform with positive Ph3 oral calcitonin results; positive Ph2 oral PTH; positive Ph1 kappa opioid receptor agonist
✓	Advanced an inactive sub-POC oral PTH program to a positive Ph2 POC asset
✓	Divested several distracting non-core assets
✓	Advanced UGP281 obesity program from early preclinical to a pre-IND asset
✓	Formed a 50:50 JDV with Nordic Bioscience to develop lead molecule for T2D
✓	Eliminated 1/3 of debt with Founder's settlement

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2012 Near-Term Catalysts

	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Therapeutics Business Unit				
Oral PTH	Active Partnering Discussions →			
		• Full data presentation of Ph2 results in peer reviewed journal/presentation at scientific congress		
OSTORA™			• Ph2 Osteopenia study results	
UGP281 (morbid obesity)				• IND Preparations/ Filing
Metabolic Peptides (T2 diabetes)		• Selection of lead molecule for T2D	• T2D preclinical POC results	
Biotechnologies Business Unit				
Peptelligence™	New feasibility studies →			
			License Agreement →	
Cara Therapeutics	• Ph1 results			
Stealth Peptides	• Positive Feasibility Study; CTM signed			• Initiate Ph1 study

Q&A

State of the Unigene

- ✓ Significant progress made with addressing debt; 1/3 of outstanding debt has been eliminated
- ✓ Management's focus now turns to addressing VPC debt
- ✓ Growing, revenue-generating Biotechnologies SBU with 10 feasibility studies; anticipate license agreement H2 2012
- ✓ NDA-ready asset, oral calcitonin; provides potential for significant non-dilutive funding
- ✓ Ph2 POC oral PTH analog; active partnering discussions
- ✓ UGP281 to commence Ph1 clinical development H1 2013
- ✓ 50:50 JDV to select lead molecule targeting T2D; preclinical results expected H2 2012

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UNIGENE
A leader in the design, delivery, manufacture and development of peptide-based therapeutics

June 5, 2012

Corporate Review